UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: September 11, 2007

MISTRAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-1329944 (Commission File Number)	20-2745790 (IRS Employer Identification Number)

Kent Carasquero, Chief Financial Officer
809-4438 West 10th Avenue, Vancouver,  B.C. V6R 4R8, Canada
(Address of principal executive offices)

(604) 725-4160
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01	Other Events

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On August 31, 2007 the Board of Directors of Mistral Ventures Inc. (“Company”) resolved to effect a forward split of the Company’s common stock on a 2.5 new shares for 1 old share basis. The forward split was effected at the open of business on September 11, 2007 pursuant to the filing of a Certificate of Change with the Nevada Secretary of State in coordination with the Company’s transfer agent and the Over the Counter Bulletin Board . The effect of the forward split was to increase the number of outstanding common shares from 16,140,000 to 40,350,000 and to increase the number of authorized common shares from 450,000,000 to 1,125,000,000.

The Company’s trading symbol on the Over the Counter Bulletin Board “MSVN” was changed to “MILV” at the open of business on September 11, 2007 in connection with the forward split.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mistral Ventures Inc.

Signature	Date

By: /s/ Kent Carasquero	September 11, 2007

Name: Kent Carasquero

Title:	Chief Financial Officer